OPPENHEIMER HOLDINGS INC. STOCK APPRECIATION RIGHT PLAN

2 OPPENHEIMER HOLDINGS INC. STOCK APPRECIATION RIGHT PLAN 1. Plan Established Oppenheimer Holdings Inc. (“OPY”), hereby adopts this Stock Appreciation Right Plan (the ‘Plan”) on behalf of certain key employees of OPY and its subsidiary, Fahnestock & Co. Inc. (together, the “Company”) to be selected as hereinafter set forth, effective as of the 1st day of July, 2002. 2. Purpose The Plan is designed to encourage the long-term success of the Company by attracting and retaining the best available talent and encouraging the highest level of performance by its employees. The Plan is intended to contribute significantly to the attainment of these objectives by affording eligible employees of the Company the opportunity to share in the appreciation of the value of the Company. 3. Administration (a) The Plan shall be administered by a Committee, which shall consist of two or more persons, as appointed by the Board of Directors of OPY (the “Board”) and serving at the Board’s pleasure. Each member of the Committee shall be a member of the Board and a “disinterested person” within the meaning of Rule 16b-3(c)(2) under the Securities and Exchange Act of 1934 or any successor rule or regulation. (b) The Committee shall have plenary authority in its discretion, to the maximum degree permissible by law, subject to and not inconsistent with the express provisions of the Plan, to determine all matters relating to each stock appreciation right (“OAR”) to be awarded under the Plan, including selection of individuals to be granted OARs and the number of OARs to be awarded to such individual, the establishment and modification of criteria for OARs, and all other terms and conditions of the OARs. OARs granted under the Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Committee of any terms or provisions of this Plan or any OAR issued under the Plan, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all persons. (c) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

3 4. Eligibility OARs may be granted only to employees (including officers and directors who are employees) of the Company or its subsidiaries. In determining the persons to whom OARs shall be made and the number of OARs to be granted to each individual, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee, in its discretion, shall deem relevant. 5. Grant of OARs Subject to the provisions of the Plan, the Committee may award OARs at any time or times to such employees of the Company and in such numbers as it may determine. Upon grant of a OAR, the Company shall issue to the recipient of the OAR (the “Awardee”) a written notice of the same, which specifies the terms and conditions applicable thereto. 6. Rights of the Awardee Subject to the provisions of the Plan, an Awardee shall have the right to receive from the Company, within 30 days of exercise, in a single lump payment, an amount equal to the fair market value of one Class A non-voting share of OPY (“Class A Share”), as hereinafter defined, determined as of the date on which the OAR is exercised (the “Exercise Date”), less the value, as determined by the Committee, of one Class A Share of the Company as of the date on which the OAR is granted (the “Grant Date”), times the number of OARs exercised, adjusted for federal and state and local withholding taxes, as applicable. 7. Terms and Conditions All OARs granted shall be subject to the following provisions: (a) Term. An OAR shall have such term as fixed by the Committee, provided that no OAR may be exercised after the expiration of five (5) years from the date of grant. (b) OAR Price. The OAR price shall be 100% of the closing price for the Class A Shares of OPY as quoted on the New York Stock Exchange on the Grant Date. (c) Exercise. Each OAR granted under the Plan shall be exercisable at such time or times, including periodic installments, as may be determined by the Committee at the time of grant, subject to other provisions of Section 7 hereto. (d) Non-transferability. OARs awarded under the Plan, and the rights and privileges conferred thereby, may not be transferred, assigned, pledged or hypothecated in any manner. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any OAR awarded under the Plan, or of any right or privilege conferred thereby, contrary to the provisions, or upon the sale or levy or any attachment or similar process upon the rights and

4 privileges conferred thereby, such OAR shall thereupon terminate and become null and void. During the lifetime of an Awardee, any vested OAR granted to such Awardee may be exercised solely by the Awardee or by the Awardee’s guardian or legal representative. (e) No Status as Shareholder. No person shall have any of the rights or privileges of a shareholder of the Company with respect to any OAR. Without limiting the foregoing, an Awardee shall have no right to receive dividend or dividend equivalent payments from the Company with respect to any OAR. (f) Effect of Termination of Employment, Disability or Death. Subject to the other provisions of Section 7 hereof, any unexercised portion of any OAR granted under the Plan automatically shall terminate and have no further force or effect whatsoever upon the grantee’s ceasing to be employed by the Company, unless (i) such cessation of employment shall be because of (a) involuntary termination of employment by the employer corporation which the board of directors of the employer corporation in its sole discretion shall determine to be without cause, or (b) retirement in accordance with and permitted by the terms and conditions of the employer corporation, in each of which cases the OAR shall be exercisable within a period of three (3) months following the date of such cessation of employment, (ii) such cessation of employment shall be because of total disability (as determined by the Committee in its discretion), in which case the OAR shall be exercisable within a period of one (1) year following the date of cessation of employment by the Awardee, his guardian, committee or other authorized representative, or (iii) such cessation of employment shall be because of death, in which case the OAR shall be exercisable within a period of three (3) months following the date of death by the estate of the Awardee or by the person or persons to whom the Awardee’s rights under the OAR shall pass by the Awardee’s will or the laws of descent and distribution; provided, however, that in no event may a OAR be exercised after the expiration date thereof. (g) Acceleration. Notwithstanding anything to the contrary set forth in this Plan, the Board shall have the power to cause all OARs then outstanding to be deemed to have been amended to permit the exercise in whole or in part by the Awardee at any time or from time to time. 8. Continuation of Employment Nothing in the Plan nor in any OAR granted pursuant to the Plan shall confer upon the Awardee any right to continue in the employ of the Company or of a related corporation, nor to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

5 9. Adjustments In the event of any recapitalization, stock dividend, split-up or consolidation of the Class A Shares of the OPY, or other event affecting the Class A Shares of OPY as determined by the Committee, the Committee shall make appropriate adjustments in the number of OARs then outstanding, and the Committee may make such adjustments to the terms, conditions or restrictions on OARs as the Committee deems equitable. 10. Notices Any notice or other communication required or permitted hereunder shall be in writing and shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee. 11. Other (a) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to eligible employees at all reasonable times at the Company’s administrative offices. (b) The Plan and the grant of OARs shall be subject to all applicable federal, state, provincial and local rules and regulations and to such approvals by any governmental or regulatory agency as may be required, including but not limited to applicable withholding tax provisions. (c) The terms of the Plan shall be binding upon the Company and its successors and assigns. (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; however, that no OAR may be granted to an employee while he or she is absent on leave. (e) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof. 12. Amendment or Discontinuance The Board may, at any time, amend or terminate the Plan. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any Awardee of a previously granted OAR without his or her consent unless the amendment is necessary or desirable for the continued validity of the Plan or its compliance with any applicable rule or regulation. December 31, 2008.